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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 27, 2000


                             NABISCO HOLDINGS CORP.
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             (Exact Name of Registrant as Specified in its Charter)


               Delaware                           1-13566                         13-3077142
    -------------------------------       ------------------------    ---------------------------------
    (State or Other Jurisdiction of       (Commission File Number)    (IRS Employer Identification No.)
    Incorporation or Organization)
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                 7 Campus Drive                                         07054
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               Parsippany, New Jersey                                 (Zip Code)
      (Address of Principal Executive Offices)




                                 (212) 258-5600
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              (Registrant's telephone number, including area code)


                                      None
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         (Former Name or Former Address, if Changed Since Last Report)


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     ITEM 5. Other Events.

     See the attached press release dated October 27, 2000 announcing that the stockholders of Nabisco Group Holdings Corp. ("NGH") have approved the acquisition of Nabisco Holdings Corp. by Philip Morris Companies Inc. and the subsequent acquisition of NGH by R.J. Reynolds Tobacco Holdings, Inc.

     ITEM 7(c).  Exhibits.

     99.1 Press Release dated October 27, 2000.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 30, 2000


                                             NABISCO HOLDINGS CORP.

                                             By: /s/ James A. Kirkman III
                                                --------------------------------
                                                Name: James A. Kirkman III
                                                Title: Executive  Vice
                                                       President, General
                                                        Counsel and Secretary